                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2006


                          REGIONS FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        0-6159                      63-0589368
----------------                -------------              -------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

    417 North 20th Street, Birmingham, Alabama               35203
   --------------------------------------------           -----------
     (Address of principal executive offices)             (Zip code)

                                 (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     Samuel E. Upchurch, Jr., head of the General Bank, will retire from the Company on January 31, 2007.

                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REGIONS FINANCIAL CORPORATION
                                         (Registrant)



                                 By:  /s/ D. Bryan Jordan
                                      ----------------------------
                                      D. Bryan Jordan
                                      Executive Vice President and
                                      Chief Financial Officer

Date: November 20, 2006